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                                                                   EXHIBIT 10.56


                                 TRUST AGREEMENT
                                     FOR THE
                    SAKS INCORPORATED 401(k) RETIREMENT PLAN
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                                 TRUST AGREEMENT
                                     FOR THE
                    SAKS INCORPORATED 401(k) RETIREMENT PLAN

                                TABLE OF CONTENTS




Establishment                                                                  1
     1.1     Establishment of Trust............................................1
     1.2     Plan Qualification................................................1
     1.3     Other Trusts......................................................1

Administration of Trust Fund                                                   2
     2.1     General Administration............................................2
     2.2     Contributions to Trust............................................2
     2.3     Accounts..........................................................2
     2.4     Distributions from Trust..........................................2

Investment Direction                                                           3
     3.1     Directed Trustee..................................................3
     3.2     Named Fiduciary - Investment Direction............................4
     3.3     Participant - Investment Direction................................4
     3.4     Appointment of Investment Manager.................................4
     3.5     Short-Term Investment Pending Instructions........................6
     3.6     Securities Lending................................................7

Powers Of Trustee                                                              7
     4.1     Directed Powers of the Trustee....................................7
     4.2     Discretionary Powers of the Trustee...............................8
     4.3     Voting............................................................9

Accountings                                                                   10
     5.1     Valuation and Reports............................................10
     5.2     Approval of Account..............................................10

Compensation, Fees And Expenses                                               11
     6.1     Trustee Compensation.............................................11
     6.2     Taxes and Expenses...............................................11
     6.3     Method of Payment................................................11

Resignation Or Removal Of Trustee                                             12

Protection/Limitation On Liability For Trustee                                12
     8.1     Trustee's Protection.............................................12
     8.2     Reliance by Trustee..............................................13
     8.3     Absence of Instructions..........................................13
     8.4     Indemnification by the Sponsor and Plan Administrator............13
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Prohibition Of Diversion                                                      14

Amendment And Termination Of The Trust                                        15
     10.1    Amendment........................................................15
     10.2    Termination......................................................15

Miscellaneous Provisions                                                      15
     11.1    Nonalienation....................................................15
     11.2    Employment.......................................................16
     11.3    Certification of Trust Agreement.................................16
     11.4    Governing Law....................................................16
     11.5    Segregation of Assets............................................16
     11.6    Titles...........................................................16
     11.7    Counterparts.....................................................17
     11.8    Severability.....................................................17
     11.9    Written Notice...................................................17
     11.10   Confidentiality of Agreement.....................................17

Definitions                                                                   17
     12.1    "Act"............................................................17
     12.2    "Agreement"......................................................17
     12.3    "Code"...........................................................17
     12.4    "Named Fiduciary"................................................17
     12.5    "Participant"....................................................17
     12.6    "Participant Loan"...............................................17
     12.7    "Plan"...........................................................18
     12.8    "Plan Administrator".............................................18
     12.9    "Recordkeeper"...................................................18
     12.10   "Trust"..........................................................18
     12.11   "Trust Fund".....................................................18
     12.12   "Trustee"........................................................18
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                                 TRUST AGREEMENT

         This agreement, made and entered into the _____ day of ________________, 1999, by and between Saks Incorporated (the "Sponsor"), a corporation having its principal office in Birmingham, Alabama and AmSouth Bank, an Alabama banking corporation (the "Trustee").

W I T N E S S E T H:


         WHEREAS, the Sponsor has duly established the Saks Incorporated 401(k) Retirement Plan, hereinafter called the "Plan," for certain of its employees and the employees of other adopting employers and has authorized the creation of a Trust Fund to be administered under the Plan by the Trustee, to which Trust Fund contributions are to be made from time to time by the Sponsor and the other adopting employers, to be used for the exclusive benefit of its said employees and their successors in interest in accordance with the provisions of the Plan and as hereinafter set forth; and

         WHEREAS, the Trustee is willing to serve as a directed trustee and to hold and administer such money and other property pursuant to the terms of the Plan and this Trust Agreement;

         NOW, THEREFORE, the Sponsor and the Trustee agree as follows:

                                    ARTICLE I

                                  ESTABLISHMENT

1.1      ESTABLISHMENT OF TRUST.

         The Sponsor hereby continues the Trust previously established, which consists of amounts contributed and/or transferred to the Trustee, investments and proceeds thereof and earnings thereon, reduced by payments from the Trust as provided herein. The Trustee, by executing this Trust Agreement, accepts the Trust and agrees to administer the Trust as provided herein.

1.2      PLAN QUALIFICATION.

         The Sponsor hereby represents that the Plan is qualified under Code
         Section 401(a) and agrees to notify the Trustee if it has reason to believe the Plan has ceased or will cease to be so qualified. Trustee will have no liability or responsibility for the validity, legal effect or tax qualification of the Plan.

1.3      OTHER TRUSTS.

         Nothing in this Trust Agreement shall prevent the establishment of other trusts under the Plan.


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                                   ARTICLE II

                          ADMINISTRATION OF TRUST FUND

2.1      GENERAL ADMINISTRATION.

         This Trust Fund shall be a part of the Plan and shall be administered for the exclusive purposes of providing benefits to Participants, as defined in the Plan, and their successors in interest and defraying reasonable expenses of administering the Plan, and shall be administered in accordance with the provisions of the Plan and of the Act. The Trustee, by executing this Trust Agreement, agrees to be bound by the terms of the Plan applicable to it and by the terms of this agreement. The Sponsor hereby agrees to provide a copy of the Plan document to the Trustee to notify the Trustee of any amendment to the Plan and provide a copy of such amendment to the Trustee within fifteen days of its effective date.

2.2      CONTRIBUTIONS TO TRUST.

         The Trustee will accept such cash contributions made by or on behalf of Participants as it receives from time to time from the Sponsor, and such assets as are acceptable to the trustee, as may be transferred by Participants or by the trustee or custodian of another qualified plan or individual retirement account, if the Plan Administrator, as defined in the Plan, has certified that such transfer is in accordance with the Plan.

         The Trustee will have no responsibility for determining the time or amount of any contribution to the Trust or enforcing the collection of any contribution. Also, the Trustee will have no responsibility for determining that contributions satisfy any applicable requirement of the Plan or law, including, but not limited to, the minimum contribution requirements of Code Sections 412 and 416. Also, the Trustee will have no responsibility for determining whether the amount of any contribution (or the portion of such contribution allocated to the account(s) of a participant) is within any applicable limit, including, but not limited to, the limits imposed by Code Sections 401(k) and (m), 402(g), 404 and 415. The contribution or transfer of any amount to the Trustee hereunder constitutes a certification by the Sponsor and the Plan Administrator that such contribution or transfer is in accordance with the Plan.

2.3      ACCOUNTS.

         The Trustee will maintain such accounts or funds as are necessary for the Trustee to carry out its responsibilities under the Plan; and the Trustee will make credits to or charges against such accounts or funds as provided therein. The Trustee will not maintain records of individual Participant accounts.

2.4      DISTRIBUTIONS FROM TRUST.

         The Trustee shall pay benefits and expenses (other than taxes and Trustee compensation and expenses) from the Trust Fund only upon the written direction of the Plan Administrator.


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         (a)    The Sponsor will certify to the Trustee the identity of the Plan
                Administrator (and of any other person authorized to act on behalf of the Sponsor for purposes of the Plan) and will provide specimen signatures of the person or persons serving as Plan Administrator or on behalf of the Sponsor. The Trustee may assume that the authority of such person or persons continues unless the Sponsor advises the Trustee otherwise in writing. The Trustee shall be fully entitled to rely on such directions and shall be under no duty to ascertain whether the directions are in accordance with the provisions of the Plan.

         (b) If the Plan Administrator has delegated certain functions to a Recordkeeper, the Plan Administrator may instruct the Trustee to take directions from such Recordkeeper. The Plan Administrator will provide specimen signatures of the person or persons serving as the Recordkeeper. The Trustee may assume that the authority of such person(s) continues unless the Plan Administrator advises the Trustee otherwise in writing. The Trustee shall be fully entitled to rely on directions from the Recordkeeper and shall be under no duty to ascertain whether the directions are in accordance with the provisions of the Plan.

         (c) Upon receipt of a written notice from the Plan Administrator certifying that an amount is payable to a Participant, or other person under the Plan, the Trustee will promptly pay such amount in accordance with the notice and will be fully protected in so doing. The Plan Administrator's notice will include all information necessary to enable the Trustee to make such payment, including income tax withholding instructions and the account or accounts or investment fund or funds to be charged with such payments. The Plan Administrator's giving of a payment notice constitutes a certification from the Plan Administrator to the Trustee that such payment is in accordance with the Plan, that the Plan Administrator has provided the Participant any and all notices and explanations required by law and that the Plan Administrator has properly obtained any waivers or consents of the Participant, the Partner's spouse or other distributee required by law. The Trustee will have no responsibility for the application of any payment by the recipient, for determining the rights or benefits of any person in the Trust or under the Plan, for the administration of the Plan, or for the adequacy of the Trust to meet all liabilities arising under the Plan. The Trustee shall not have any responsibility for calculating or determining any amount to be distributed to a Participant and/or for compliance with any applicable requirements for minimum distributions.

                                   ARTICLE III

                              INVESTMENT DIRECTION

3.1      DIRECTED TRUSTEE.

         The Trustee shall act only as a directed Trustee and shall exercise no discretion over the investment or distribution of the Trust Fund. The Trustee shall invest and reinvest the Trust Fund, without distinction between principal and income, in accordance with investment directions, as provided in this Article. The Trustee will have no responsibility to review or question such investment directions or to review any


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         investment to be acquired, held or disposed of pursuant to such investment directions or to make any recommendations with respect to the disposition or continued retention of any such investment. When accepting and implementing such investment directions, the Trustee will have no responsibility or liability for compliance with any applicable requirements concerning plan investments under the Plan or the Act or for any loss or diminution in value which results from the choice of investments for the Trust Fund. Whenever the Trustee is permitted or required to act upon instructions or directions of a Named Fiduciary, Plan Administrator, Participant, or investment manager, the Trustee will have no responsibility or liability for any action taken or omitted by the Trustee in reliance thereon.

         It is understood and agreed by the parties that although the Trustee will perform certain ministerial and custodial duties with respect to the assets held in Trust, such duties will be performed in the normal course by officers and other employees of the Trustee or by such other person or persons with whom the Trustee has contracted to perform services for it, all of whom may be unfamiliar with investment management, and that such duties will not include the exercise of any discretionary authority or other authority to manage and control assets comprising the Trust Fund.

3.2      NAMED FIDUCIARY - INVESTMENT DIRECTION.

         Subject to Sections 3.3 and 3.4, the Trustee shall invest the Trust Fund pursuant to the written direction of the Plan's Named Fiduciary to whom such responsibility has been assigned. The Sponsor will certify to the Trustee the identity of such Named Fiduciary (and of any other person authorized to act on behalf of such Named Fiduciary for purposes of the Plan) and will provide specimen signatures of such person or persons. The Trustee may assume that the authority of such person or persons continues unless the Sponsor notifies the Trustee in writing. The Trustee will not be liable, or obligated to inquire into, the acts or omissions of such Named Fiduciary.

3.3      PARTICIPANT - INVESTMENT DIRECTION.

         If the Plan permits Participants to direct the investment of some or all of their Plan accounts, the Trustee will invest the Trust Fund pursuant to the Plan and the Participants' investment directions. Each Participant shall convey investment instructions to the Plan Administrator and the Plan Administrator shall transmit those instructions, in writing, promptly to the Trustee, unless the Sponsor and the Trustee have agreed, in a separate written agreement, to accept Participant directed investment instructions from the Recordkeeper of the Sponsor.

3.4      APPOINTMENT OF INVESTMENT MANAGER.

         (a) The Named Fiduciary to whom such responsibility has been assigned may in writing appoint an investment manager or managers to assume responsibility for the investment of any portion or all of the assets of the Trust Fund for such time as such Named Fiduciary may determine and, unless such power is reserved to that Named Fiduciary, for directing the Trustee to vote or refrain from voting any stocks, bonds or other securities held in the Trust over which the investment manager has investment responsibility and to exercise or refrain from exercising


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                any rights to subscribe for additional stocks, bonds or other securities appurtenant to such securities.

                Communication of such appointment to the Trustee by a Named Fiduciary shall constitute an allocation to the investment manager of fiduciary responsibility for the part of the Trust Fund subject to its management and control. If the Plan gives a Participant investment control over the assets in his account, the Participant may appoint an investment manager; in such a case, references to the Named Fiduciary in this Section 3.4 will be deemed to be references to the Participant.

                If the Employer's Plan allows Participants to select individual securities for their own accounts, the Trustee shall implement the investment transactions of directing Participants through brokers designated by Participants, or, in the absence thereof, through brokers of its own choosing, or shall settle transactions upon receipt of instructions from Participants.

                The Trustee shall not be responsible for any loss caused by a Participant's inaction, or by action upon any notice, direction or other certification furnished by a Participant pursuant to Paragraph 3.4 and which the Trustee reasonably believes to be genuine. The Trustee shall have no duty to review the securities or other property held in the account of any such Participant or to make any suggestions or recommendations to any such Participant with respect to the investment, reinvestment, or disposition of investments made by any such Participant. The Trustee shall not be responsible for investment performance arising from compliance with the instructions of any such Participant, unless said Participant shall have directed that monies standing to the credit of his account be invested in a portfolio or collective fund managed by the Trustee.

         (b) The Sponsor shall ascertain and shall certify to the Trustee that any investment manager appointed hereunder is (i) registered as an investment adviser under the Investment Advisers Act of 1940; (ii) a bank, as defined in that Act; or
                (iii) an insurance company qualified to perform investment management services under the laws of more than one state, and that the instrument or instruments appointing an investment manager and evidencing the investment manager's acceptance of such appointment contains an acknowledgment by the investment manager that it is a fiduciary with respect to the Plan.

         (c) The investment manager(s) will have sole responsibility for the investment and, unless reserved to a Named Fiduciary, the voting and subscription action of the portion of the Trust Fund under its or their respective management and the Trustee shall take such action only upon the proper instructions of the Investment Manager. The Trustee will not be liable, or obligated to inquire into, the acts or omissions of any investment manager appointed hereunder.

                If directed by the Sponsor, the Trustee shall charge compensation of an Investment Manager and any expenses related to investments directly by an Investment Manager against such accounts. The Trustee shall not be responsible for determining the reasonableness of any compensation paid to or agreed to be paid to an Investment Manager.


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                The Trustee shall not be responsible for any loss caused by its acting upon any notice, direction or certification of any Investment Manager appointed by the Sponsor which the Trustee reasonably believes to be genuine. The Trustee shall have no duty to question any direction, action or inaction of any Investment Manager. The Trustee shall have no duty to review the securities or other property held in any investment manager account or to make any suggestions to any Investment Manager or to the Sponsor with respect to the investment, reinvestment, or disposition of investments in any investment manager account. The Trustee shall not be responsible for investment performance arising from its compliance with the instructions of any Investment Manager.

         (d) The investment manager shall from time to time certify to the Trustee the name of the person or persons authorized to act on behalf of the investment manager hereunder, and furnish the Trustee a specimen of the signature of any such person. Any person so certified shall be deemed to be the authorized representative of the investment manager. When any person so certified shall cease to have authority to act on behalf of the investment manager, the investment manager shall promptly give notice to that effect to the Trustee. Until such notice is received by the Trustee, such person shall continue to be an authorized representative.

         (e) All directions to the Trustee by the investment manager shall be in writing (provided that the Trustee may, in its discretion, accept oral directions subject to confirmation in writing) and shall be signed by an authorized representative of the investment manager (as described above). Notwithstanding anything herein to the contrary, the Trustee shall be fully protected in acting in accordance with the following types of directions, to the same extent as if such directions were given by the investment manager in writing: (i) directions with respect to securities transactions (including, without limitation, the affirmation and/or confirmation of such transactions) received by it through a system or arrangement for the coordination of securities transaction settlements operated by any central securities depository, securities clearing organization, or book-entry system which serves to link investment managers, securities brokers, and custodian banks; and (ii) directions (including, without limitation, the affirmation and/or confirmation of transactions) received by the Trustee through authenticated telecommunications facilities, including, without limitation, communications effected directly between electronic devices, provided that the Trustee and the investment manager have agreed that such procedures afford adequate safeguards. The investment manager's directions may be given as standing instructions.

         (f) If an investment manager resigns or is removed by the Named Fiduciary, the Named Fiduciary will promptly notify the Trustee and that portion of the Trust Fund will again be invested pursuant to Section 3.2 or 3.3 hereof until another investment manager has been appointed with respect to such portion of the Trust Fund.


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3.5      SHORT-TERM INVESTMENT PENDING INSTRUCTIONS.

         In the event the Trustee fails to receive direction with respect to the investment of any cash contribution or any cash pending investment, distribution or payment of expenses, the Trustee shall invest such cash in a fund designated by the Trustee.

3.6      SECURITIES LENDING.

         The Named Fiduciary or, if an investment manager has been appointed, the investment manager, (hereinafter the "Appointing Fiduciary") may appoint the Trustee as securities lending fiduciary, if the Trustee consents to such appointment, to establish, manage and administer a securities lending program on behalf of the Trust Fund, pursuant to which the Trustee shall have authority to cause any or all securities held in the Trust Fund (excluding securities held in any portion of the Trust Fund which the Appointing Fiduciary identifies in writing to the Trustee as not being eligible to participate in said program) to be lent to such one or more borrowers as the Trustee shall determine, in accordance with Prohibited Transaction Class Exemption 81-6. The Appointing Fiduciary shall enter into a written agreement with the Trustee setting forth the terms and conditions of the Trustee's appointment, including without limitation the compensation to be paid to the Trustee for its services with respect to such securities lending program.

                                   ARTICLE IV

                                POWERS OF TRUSTEE

4.1      DIRECTED POWERS OF THE TRUSTEE.

         The Trustee shall have the following powers and authority in the administration of the Trust; provided, however, that such powers and authority shall be exercised by the Trustee only upon the receipt of direction as provided in Article III:

         (a) to deal with all or any part of the Trust assets, including the power to acquire and dispose of assets;

         (b) to hold any part of the Trust Fund in cash pending the investment or distribution thereof, without liability for interest;

         (c) to enforce by suit or otherwise, or to waive its rights on behalf of the Trust, and to defend claims asserted against it or the Trust; however, the Trustee will not be required to institute or defend itself, the Plan, or the Trust in any court or administrative proceeding unless it has first been indemnified to its satisfaction for the costs and expenses thereof;

         (d) to compromise, adjust and settle any and all claims against or in favor of it or the Trust;

         (e) to vote, or give proxies to vote, any stock or other security, and to waive notice of meetings;


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         (f)    to oppose, or participate in and consent to the reorganization, merger, consolidation or readjustment of the finances or capitalization of any enterprise, to pay assessments and expenses in connection therewith, and to deposit securities under deposit agreements;

         (g) to invest or reinvest principal and income of the funds belonging to the Trust Fund in common or preferred stocks (including common stock issued by the Sponsor), bonds, mutual funds (including mutual funds for which the Trustee serves as investment advisor), or other securities, or limited partnership interests, or real or personal properties or interests therein, or any options, warrants or other instruments representing rights to receive, purchase, or subscribe for the same, or evidencing or representing any other rights or interests therein, or group annuity investment contracts issued by a legal reserve life insurance company authorized to do business in any State in the United States, or certificates of deposit, variable demand notes, and demand or time deposits (including any such notes and deposits of the Trustee bearing a reasonable rate of interest) or to hold any reasonable amounts of such principal or income in cash;

         (h) to execute such deeds, leases, contracts, bills of sale, notes, proxies and other instruments in writing as shall be deemed requisite or desirable in the proper administration of the Trust Fund;

         (i) unless otherwise provided in the Plan, to cause all or any part of the money or other property of this Trust to be commingled with the money or other property of trusts created by others by causing such assets to be invested as part of any one or more collective investment funds or group trusts maintained by fiduciaries with respect to this Plan and Trust, including the Trustee. The Declaration of Trust under which each such collective investment fund or group trust is established and maintained, as from time to time amended, is hereby made a part of this trust to the same extent as if its terms were set out in full herein.

         (j) to sell for cash, to convert, redeem or exchange for other securities or other property, to tender securities pursuant to tender offers, or otherwise to dispose of any securities or other property at any time held by the Trustee;

         (k) to exercise any conversion privilege, subscription or other rights incident to property in the Trust and to make payments incidental thereto;

         (1) to serve without being required to give bond to any court; and to do all acts and things, not specified herein, which it deems advisable to carry out the Trust; and generally to exercise any of the powers of an owner with respect to all or any part of the Trust.

         (m) Notwithstanding anything else contained in the Plan or this Agreement, the Trustee may not purchase any employer securities or employer real property other than Qualifying Employer Securities or Qualifying Employer Real Property as defined in section 407 of ERISA and the Trustee shall not invest in Qualifying Employer Securities or Qualifying Employer Real Property in excess of the amounts permitted by ERISA. If the Trustee at any time holds such assets in


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                excess of the applicable limits, it shall dispose of such
                excess assets as required by ERISA.

4.2      DISCRETIONARY POWERS OF THE TRUSTEE.

         The Trustee shall have the following powers and authority in the administration of the Trust to be exercised in its sole discretion:

         (a) to register or cause to be registered any securities held by it hereunder in its own name or in the name of a nominee with or without the addition of words indicating that such securities are held in a fiduciary capacity, to permit securities or other property to be held by or in the name of others, to hold any securities in bearer form and to deposit any securities or other property in a domestic depository, clearing corporation, or similar corporation or a foreign depository, provided the requirements of Department of Labor Regulation 2550.404b-1 are met;

         (b) to make, execute, and deliver as Trustee hereunder, any and all instruments in writing necessary or proper for the accomplishment of any of the powers referred to in Section 4.1 or in this Section 4.2;

         (c) to employ suitable agents, advisers, and counsel and to pay their reasonable expenses and compensation as expenses of the Trust;

         (d) to contract with another person or persons,, related or unrelated to the Trustee, to perform any of the Trustee's duties hereunder, including, but not limited to, Trust Fund recordkeeping, provided, that the expenses and compensation of such person or persons shall be an expense of the Trustee, and not an expense of the Trust;

         (e) to bring, join in, or oppose any suits or legal proceedings involving the Trust where the Trustee may be adversely affected by the outcome, individually or as trustee, or where it is advised by counsel that such action is required on its part by the Act or other applicable law;

         (f) to receive all rents, issues, dividends, income, profits, and properties of every nature, due the Trust Fund, and to hold or make distribution therefor in accordance with the terms of this Trust Agreement;

         (g) to take any action committed to the Trustee's discretion by other provisions of this Agreement; and

         (h) generally to exercise such powers and to do such acts (exclusive of powers and acts involving investment management or otherwise committed to the discretion of the investment manager or any other party hereunder) whether or not expressly authorized, which may be considered necessary or desirable by the Trustee for the protection of the Trust.


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4.3      VOTING.

         The Plan Administrator shall be entitled to direct the Trustee as to the manner in which shares of common stock of the Sponsor are to be voted, except as may be otherwise provided in the Plan.

                                    ARTICLE V

                                   ACCOUNTINGS

5.1      VALUATION AND REPORTS.

         (a) The Trustee will keep full accounts of all its receipts, disbursements and other transactions hereunder, and, annually, will determine the fair market value of the assets of the Trust as of the last business day of the plan year. If any assets of the Trust Fund are invested in property for which there is no readily ascertainable market value, the individual who directed such investment be made under Article III shall supply the Trustee with a proper valuation. For purposes of such accounts, the fiscal year of the Trust will coincide with the plan year. Within a reasonable time after the end of the plan year, or within a reasonable time after its removal or resignation, or the termination of the Trust, the Trustee will render to the Plan Administrator an account of its administration of the Trust since the last previous such accounting.

         (b) With the consent of the Trustee, the Plan Administrator or Sponsor may establish other valuation dates, and the Trustee will render to the Plan Administrator an account of the value of the Trust assets as of the current valuation date and, if requested, of its transactions hereunder since the preceding valuation date.

         (c) The Trustee's records pertaining to the Trust Fund shall be open to inspection, copying and audits at reasonable times by the Plan Administrator and any investment manager. No person other than the Plan Administrator will have the right to demand or receive any report or account from the Trustee. In any proceeding for a judicial settlement of any account or for instructions, the only necessary parties will be the Trustee and the Plan Administrator.

5.2      APPROVAL OF ACCOUNT.

         The written approval of any account by the Plan Administrator will be final and binding upon the Plan Administrator, the Sponsor, the Participants and all persons who then are or thereafter become interested in the Trust, as to all matters and transactions stated or shown therein. The failure of the Plan Administrator to notify the Trustee within 60 days after the Trustee's sending of any account of its objections (if any) to the account will be the equivalent of written approval. If the Plan Administrator files any objections within such 60-day period with respect to any matters or transactions stated or shown in the account and the Plan Administrator and the Trustee cannot resolve the questions raised by such objections, the Trustee will have the right to have such questions settled by judicial proceedings. Nothing herein will deprive the Trustee of the right to have a judicial settlement of its accounts.

                                   ARTICLE VI

                         COMPENSATION, FEES AND EXPENSES

6.1      TRUSTEE COMPENSATION.

         (a) As compensation for its services hereunder, the Trustee shall be entitled to receive from the Sponsor compensation in accordance with its schedule of fees, as amended by the Trustee from time to time, but not in excess of reasonable compensation for such services. Regardless, the Trustee may not increase its fees until it has given the Sponsor written notice at least thirty
                (30) days preceding such increase.

         (b) The Trustee may charge a reasonable fee in addition to its normal fees if it performs any services not contemplated in the fee schedule at the request of the Plan Administrator or Sponsor.

         (c) The Trustees fee, unless paid by the Sponsor at its option within thirty days of the Trustee's invoice, shall be paid from the Trust.

6.2      TAXES AND EXPENSES.

         (a) Any or all real and personal property taxes, income taxes and other taxes of any and all kinds whatsoever upon or in respect of the Trust Fund hereby created or any money, income or property forming a part thereof, and any or all fees and expenses actually and properly incurred in the administration of the Plan or the Trust Fund, may be paid directly from the assets of the Trust Fund. To the extent such taxes, fees and expenses are not paid from the Trust Fund, they shall be paid by the Sponsor.

         (b) The Trustee may assume that any taxes assessed on or in respect of the Trust Fund are lawfully assessed unless the Plan Administrator or the Sponsor shall in writing advise the Trustee that in the opinion of counsel for the Sponsor such taxes are not lawfully assessed. In the event that the Plan Administrator or Sponsor shall so advise the Trustee, the Trustee, if so requested by the Plan Administrator and suitable provision for their indemnity having been made, shall contest the validity of such taxes in any manner deemed appropriate by the Plan Administrator, Sponsor or counsel for the Sponsor. The word "taxes" in this Section 6.2 shall be deemed to include any interest or penalties that may be levied or imposed in respect to any taxes assessed.

6.3      METHOD OF PAYMENT.

         In order to provide for payment of any fees, taxes or expenses as provided in Sections 6.1 and 6.2, the Trustee in its discretion may partially or fully liquidate any asset in the Trust Fund and shall not be liable for any loss occasioned thereby. Any expenses of the Trustee which are not paid from the Trust for whatever reason will be the responsibility of the Sponsor. Any payment out of the Trust Fund of any of the taxes and expenses authorized in this Article VI, and of all other costs, expenses or compensation authorized by this Trust Agreement and by the Sponsor to be paid out of the Trust Fund, shall be deemed to be for the exclusive benefit of the Participants and their successors in interest.

                                   ARTICLE VII

                        RESIGNATION OR REMOVAL OF TRUSTEE

         (a) Any Trustee may resign at any time by giving 60 days' written notice to the Sponsor, and the Sponsor may remove any Trustee at any time by giving 60 days' written notice to the Trustee; in either case, the notice period may be reduced to such shorter period as the Trustee and the Sponsor agree upon. The Trustee's removal or resignation will be effective upon the last day of the notice period or, if later, the acceptance of the Trust by the successor Trustee. Until the effective date of the appointment of a successor Trustee (or the termination of the Trust and complete distribution of its assets), the incumbent Trustee will have full authority and responsibility to act as Trustee hereunder.

         (b) When the Trustee's resignation or removal becomes effective, the Trustee will perform all acts necessary to transfer the assets of the Trust to its successor. However, the Trustee may reserve such portion of the trust assets as it may reasonably determine to be necessary for payment of its fees and any taxes and expenses; any balance of such reserve remaining after payment of such fees, taxes and expenses will be paid over to its successor.

         (c) Resignation or removal of the Trustee will not terminate the trust. In the event of any vacancy in the position of Trustee, whether by the resignation or removal of the Trustee, the Sponsor will appoint a successor trustee and such appointment will become effective upon the acceptance of its office by the successor trustee. If the Sponsor does not appoint such a successor within 60 days after notice of resignation or removal is given, the Trustee may apply to a court of competent jurisdiction for such appointment or terminate the Trust and make distributions in the manner prescribed in the Plan. Each successor Trustee so appointed and accepting a Trusteeship hereunder will have all of the rights and powers and all of the duties and obligations of the original trustee under the provisions hereof.

         (d) No trustee will be liable or responsible for anything done or omitted to be done in the administration of the Trust before it became Trustee or after it ceases to be Trustee.

                                  ARTICLE VIII

                 PROTECTION/LIMITATION ON LIABILITY FOR TRUSTEE

8.1      TRUSTEE'S PROTECTION.

         Except as provided in Article III, the Trustee shall have no duty to take any action other than as herein specified, unless the Sponsor or the Plan Administrator shall furnish it with instructions in proper form and such instructions shall have been specifically agreed to by it, or to defend or engage in any suit unless it shall have first agreed in writing to do so and shall have been fully indemnified to its satisfaction. The Trustee may designate in a writing to the Sponsor or Plan Administrator a person or persons to whom instructions may be provided in lieu of instructions to the Trustee directly, and receipt of instructions by such person(s) shall be treated as an instructions received by the Trustee.

8.2      RELIANCE BY TRUSTEE.

         (a) The Trustee may rely upon any decision of the Plan Administrator purporting to be made pursuant to the terms of the Plan, and upon any information, statements, certifications or directions submitted by the Sponsor or the Plan Administrator (including statements concerning the entitlement of any Participant to benefits under the Plan or directions to make payments), and will not be bound to inquire as to the basis of any such decision or information or statements, and will incur no obligation or liability for any action taken or omitted by the Trustee in reliance thereon.

         (b) Whenever the Trustee is permitted or required to act upon the instructions or directions of the Sponsor or Plan Administrator, the Trustee will be fully protected in not acting in the absence hereof.

         (c) The Trustee may conclusively rely upon and shall be protected in acting in good faith upon any written representation or order from the Sponsor or the Plan Administrator or any other notice, request, consent, certificate or other instrument or paper believed by the Trustee to be genuine and properly executed, or any instrument or paper if the Trustee believes the signature thereon to be genuine.

         (d) The Trustee may consult with legal counsel (who may be or may not be counsel for the Sponsor) concerning any questions which may arise with respect to its rights and duties hereunder, and the opinion of such counsel will be full and complete protection in respect of any action taken or omitted by the Trustee hereunder in good faith and in accordance with the opinion of such counsel.

8.3      ABSENCE OF INSTRUCTIONS.

         If the Trustee receives no instructions from the Sponsor and/or Plan Administrator in response to communications sent to the Plan Administrator or the Sponsor at the last known address as shown on the books of the Trustee, the Trustee may make such determination with respect to distributions and other administrative matters arising under the Plan as it considers reasonable. Any determinations so made will be binding on all persons having or claiming any interest under the Plan or Trust, and the Trustee will incur no obligation or responsibility for any such determination made in good faith or for any action taken in pursuant thereof.

8.4      INDEMNIFICATION BY THE SPONSOR AND PLAN ADMINISTRATOR.

         (a) The Sponsor and the Plan Administrator (if different from the Sponsor) shall indemnify and hold harmless the Trustee and its officers, directors, employees, shareholders, and agents (the "Indemnitees") from and against any losses, costs, damages, or expenses, including reasonable attorneys' fees, which the

                Indemnitees may incur or pay out by reason of (i) the Indemnitees acting in accordance with the directions the Sponsor, Plan Administrator, Participant (if such self direction is permitted by the Plan), or an investment manager or failing to act in the absence of such certification or other information provided by the Sponsor, Plan Administrator, Participant, or an investment manager; (ii) the Trustee's exercise and performance of its powers and duties hereunder, unless the same are judicially determined to be due to the Trustee's gross negligence, bad faith or willful misconduct; or (iii) any (alleged or actual) action or inaction, including but not limited to the diversion of assets, on the part of the Sponsor, Plan Administrator, Participant, or an investment manager, unless such losses, costs, damages, or expenses arise out of the Trustee's gross negligence, bad faith, or willful misconduct.

         (b) In addition, regardless of whether the Plan meets the requirements of Section 404(c) of the Act and regulations thereunder, if the Participant is permitted to direct the investment of his or her account, the Sponsor and Plan Administrator (if different from the Sponsor) shall indemnify and hold harmless the Indemnitees from and against any losses, costs, damages, or expenses, including reasonable attorneys' fees, which the Indemnitees may incur or pay out by reason of the Indemnitees' acting in accordance with a Participant's directions or failing to act in the absence of such directions or acting or failing to act in reliance on a Participant's instructions incorrectly conveyed by the Plan Administrator.

         (c) The Sponsor further agrees to indemnify and hold harmless the Trustee for any losses, costs, damages, or expenses, including reasonable attorney's fees, which the Indemnitees may incur or pay out by reason of any (alleged or actual) action or inaction on the part of any predecessor or successor Trustee.

                                   ARTICLE IX

                            PROHIBITION OF DIVERSION

         (a) Except as provided in subparagraph (b) hereof, at no time prior to the satisfaction of all liabilities with respect to Participants and their successor in interest under the Plan shall any part of the corpus or income of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their successors in interest or for defraying reasonable expenses of administering the Plan including, but not limited, to the Trustee's fee.

         (b) The provisions of subparagraph (a) notwithstanding, contributions made by the Sponsor under the Plan shall be returned to the Sponsor if the Sponsor certifies to the Trustee in writing that one or more of the following conditions exists and agrees to indemnify the Trustee for any loss, costs, damages or expenses, including reasonable attorneys' fees, which the Trustee may incur as a result of returning such contribution:

                (i) a contribution was made by mistake of fact - such contribution shall be returned to the Sponsor within one year of the payment of such contribution;

                (ii) contributions to the Plan are specifically conditioned upon their deductibility under the Internal Revenue Code and a deduction has been disallowed - for any such contribution, the amount disallowed shall be returned to the Sponsor within one year after the disallowance of the deduction. Contributions which are not deductible in the taxable year in which made but are deductible in subsequent taxable years shall not be considered to be disallowed for purposes of this subsection; and/or

                (iii) the Commissioner of Internal Revenue has determined that the Plan is not initially qualified under the Internal Revenue Code - any contribution made incident to that initial qualification by the Sponsor shall be returned to the Sponsor within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Sponsor's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

                For purposes of this Article IX, the term "Sponsor" shall include other adopting employers under the Plan, to the extent not inconsistent with the terms of the Plan.

                                    ARTICLE X

                     AMENDMENT AND TERMINATION OF THE TRUST

10.1     AMENDMENT.

         The Trustee may, by delivery to Sponsor of an instrument in writing, amend this agreement at any time and such amendment shall become effective on the date 60 days after delivery of such instrument, unless the Sponsor delivers a written objection to the Trustee prior to the expiration of such 60 day period. Provided, that no amendment shall divert any part of the Trust Fund to any purpose other than providing benefits to Participants and their successors in interest or defraying reasonable expenses of administering the Plan.

10.2     TERMINATION.

         If the Plan is terminated in whole or in part, the Trustee shall distribute the Trust Fund or any part thereof in such manner and at such times as the Plan Administrator or its designee shall direct in writing. The Trust created hereunder will terminate upon the distribution or application of all the assets of the Trust fund.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

11.1     NONALIENATION.

         Except as otherwise required in the case of any qualified domestic relations order within the meaning of Section 414(p) of the Internal Revenue Code, the benefits or proceeds of any allocated or unallocated portion of the assets of the Trust Fund and any interest of any Participant or beneficiary arising out of or created by the Plan either before or after the Participant's retirement shall not be subject to execution, attachment, garnishment or other legal or judicial process whatsoever by any person, whether creditor or otherwise, claiming against such Participant or successor in interest. No Participant or successor in interest shall have the right to alienate, encumber or assign any of the payments or proceeds or any other interest arising out of or created by the Plan and any action purporting to do so shall be void. The provisions of this Section shall apply to all Participants and successors in interest, regardless of their citizenship or place of residence.

11.2     EMPLOYMENT.

         Nothing contained in this Trust Agreement or in the Plan shall require the Sponsor or any Adopting Employer to retain any employee in its service.

11.3     CERTIFICATION OF TRUST AGREEMENT.

         Any person dealing with the Trustee may rely upon a copy of this agreement and any amendments thereto certified to be true and correct by the Trustee.

11.4     GOVERNING LAW.

         The construction, validity and administration of this agreement shall be governed by the laws of the State of Alabama, except to the extent that such laws have been specifically superseded by the Act.

11.5     SEGREGATION OF ASSETS.

         To the extent not inconsistent with the requirements of Code Section 401(a) or the regulations thereunder, the Plan Administrator or its designee may, if it so determines, at any time and from time to time, designate any group or groups of the eligible employees or other beneficiaries covered by the Plan as a separate class and may direct the Trustee to segregate in a separate fund, to be held for the benefit of such class, the part of the Trust Fund allocable to such class as determined by the Plan Administrator or its designee. The Plan Administrator or its designee shall cause the Trustee to effect such segregation by delivering to the Trustee a written notice directing such segregation. The Trustee may rely conclusively and without investigation upon any such notice and shall segregate such assets as the Plan Administrator may direct. The Trustee's valuation of such assets for that purpose shall be conclusive. The Trustee shall hold all of the assets so segregated under this provision, together with such payments as shall thereafter be made to the Trust Fund in behalf of such class, and the income therefrom, as a subpart of the Trust Fund and subject to the terms of this agreement, or shall dispose of the same as directed by the Plan Administrator. In the event that the Trust Fund or any subpart thereof created by this agreement shall be terminated as to such class, the Plan Administrator shall direct the disposition of the assets held by the Trustee for such class through transfer.

11.6     TITLES.

         The titles to sections of this Trust Agreement are placed herein for convenience of reference only, and the Trust Agreement is not to be construed by reference thereto.

11.7     COUNTERPARTS.

         This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one instrument, which may be sufficiently evidenced by any counterpart.

11.8     SEVERABILITY.

         If any provision of this Trust Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Trust Agreement shall be construed and enforced as if such provisions had not been included.

11.9     WRITTEN NOTICE.

         Any written notice, demand, direction, or instruction given to the parties to this Agreement shall be duly given if mailed or delivered:

         (a) to the Trustee at P.O. Box 830859, Birmingham, Alabama, 35283-0859 or any other address as shall be specified by the Trustee in writing; and

         (b) to the Sponsor, at the address indicated on the signature page hereto.

11.10    CONFIDENTIALITY OF AGREEMENT.

         This Agreement shall be considered and treated as confidential between the Sponsor and the Trustee and shall only be provided to other persons to the extent required by the Act.

                                   ARTICLE XII

                                   DEFINITIONS

         As used in this Agreement of Trust, the following terms shall have the meanings given below, unless a different meaning is clearly required by context.

12.1 "ACT" means the Employee Retirement Income Security Act of 1974, as amended.

12.2 "AGREEMENT" means this Agreement of Trust, as set forth herein and as subsequently amended pursuant to Section 10.1.

12.3 "CODE" means the United States Internal Revenue Code of 1986, as amended.

12.4 "NAMED FIDUCIARY" means the Named Fiduciary appointed pursuant to the Plan, but only with respect to the specific responsibilities for each such fiduciary as described in the Plan.

12.5     "PARTICIPANT" means a participant in the Plan, as defined therein.

12.6 "PARTICIPANT LOAN" means a loan from the Trust Fund to a Participant pursuant to the terms of the Plan.

12.7     "PLAN" means the plan named on page 1 hereof.

12.8 "PLAN ADMINISTRATOR" means the plan administrator appointed pursuant to the Plan and/or, whenever the Plan Administrator has delegated certain of its duties to a Recordkeeper, the Recordkeeper.

12.9 "RECORDKEEPER" means the person or persons to whom the Plan Administrator has delegated certain of its duties.

12.10 "TRUST" means the fiduciary relationship established hereunder with respect to the Trust Fund.

12.11 "TRUST FUND" means all property received by the Trustee hereunder and any property into which the same may be converted, together with the income thereon, excluding amounts properly disbursed by the Trustee under the terms hereof.

12.12 "TRUSTEE" means the Trustee or Trustees whose signatures are affixed to this Amendment of Trust, and the Adoption Agreement, as trustee under this Agreement of Trust, or any successor trustee acting hereunder.

         IN WITNESS WHEREOF, this Trust Agreement has been executed in behalf of the parties hereto, all on the day and year first above written.

                           SPONSOR:
                            SAKS INCORPORATED

Attest:                     By:
       -----------------        -----------------------------------------------
                            Title:
                                   --------------------------------------------
                            Address for receipt of notices:
                            750 Lakeshore Parkway
                            Birmingham, AL  35211


                           TRUSTEE:
                            AMSOUTH BANK

Attest:                     By:
       -----------------        -----------------------------------------------
                            Title:
                                   --------------------------------------------